ADVANCED SERIES TRUST

AST Large-Cap Growth Portfolio

Supplement dated June 11, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2025, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Large-Cap Growth Portfolio (the Portfolio) and the Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Ms. Kathleen A. McCarragher has announced her retirement from Jennison Associates LLC effective on or about June 30, 2026. Ms. McCarragher will no longer serve as a portfolio manager to the Portfolio effective on or about December 31, 2025. Mr. Owuraka Koney, CFA will be added to the Portfolio’s portfolio management team effective July 1, 2025. To reflect these changes, the Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby revised as follows:

I.Effective immediately, the following footnote will be added following references to Ms. McCarragher:

“*Kathleen A. McCarragher will no longer serve as a portfolio manager for the Portfolio effective on or about December 31, 2025.”

II.Effective July 1, 2025, the table in the section of the Summary Prospectus entitled “MANAGEMENT OF THE PORTFOLIO”, and the table in the section of the Prospectus entitled “SUMMARY: AST LARGE-CAP GROWTH – MANAGEMENT OF THE PORTFOLIO” are hereby revised by adding the following information with respect to Mr. Koney:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date

PGIM Investments	Jennison Associates	Owuraka Koney,	Managing Director	July 2025
LLC/AST Investment	LLC	CFA	and Portfolio
Services, Inc.			Manager

III.Effective July 1, 2025, the first paragraph of the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Large-Cap Growth Portfolio - Jennison Segment” is replaced with the following:

Jennison Segment. The Jennison portfolio managers who are jointly and primarily responsible for the day-to-day management of the Jennison segment of the Portfolio are Michael A. Del Balso, Kathleen A. McCarragher, Blair A. Boyer, Natasha Kuhlkin, CFA, and Owuraka Koney, CFA.

IV. Effective July 1, 2025, the following professional biography is hereby added before the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Large-Cap Growth Portfolio - Jennison Segment:”

Owuraka Koney, CFA, is a Managing Director, large cap growth portfolio manager and an equity research analyst covering industrials, consumer internet, and media companies. Before joining Jennison in 2007, Mr. Koney was an equity research associate covering the aerospace & defense and small cap media sectors at UBS. Mr. Koney received a BA in economics and political science from Williams College and holds the Chartered Financial Analyst (CFA) designation.

V.Effective July 1, 2025, the table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – “AST Large-Cap Growth Portfolio” is hereby revised by adding the following information with respect to Mr. Koney.

Adviser/Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership of
	Manager	Investment	Investment		Portfolio
		Companies*	Vehicles*		Securities*
Jennison Associates	Owuraka Koney,	None	None	8/$697,883,525	None
LLC	CFA

*Information is as of May 31, 2025.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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